SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2008

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

IBERIABANK Corporation (the “Company”), the holding company for IBERIABANK and Pulaski Bank and Trust Company, has established a Delaware statutory subsidiary, IBERIABANK Statutory Trust VIII (the “Trust”), which completed the sale of $7,000,000 of capital securities on March 28, 2008. The Trust issued the capital securities at an annual rate equal to LIBOR plus 3.5%. The capital securities mature in 2038, and can be called without penalty beginning in 2013. The Trust simultaneously issued the Trust’s common securities to the Company for an aggregate purchase price of $217,000, which constitutes all of the issued and outstanding common securities of the Trust. The Trust used the proceeds from the sale of the capital securities and common securities to purchase the Company’s junior subordinated debt securities due 2038 (the “Debt Securities”).

The Debt Securities were issued pursuant to an Indenture entered into between the Company and Wells Fargo Bank, National Association, as trustee, dated as of March 28, 2008, a copy of which is attached hereto as Exhibit 4.1. The terms of the Debt Securities are substantially the same as the terms of the capital securities. The interest payments by the Company will be used by the Trust to pay the quarterly distributions to the holders of the capital securities. The Indenture permits the Company to redeem the Debt Securities after June 15, 2013.

The terms of the capital securities are governed by an Amended and Restated Declaration of Trust, dated as of March 28, 2008, a copy of which is attached hereto as Exhibit 10.1, between the Company, as sponsor, Wells Fargo Bank, National Association, as institutional trustee, and the administrators named therein.

Pursuant to a Guarantee Agreement, dated as of March 28, 2008, between the Company and Wells Fargo Bank, National Association, as trustee, the Company has guaranteed the payment of distributions and payments on liquidation or redemption of the capital securities. The obligations of the Company under the Guarantee Agreement, a copy of which is attached hereto as Exhibit 10.2, are subordinate to all of the Company’s senior debt.

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

See Item 1.01, which is incorporated by reference herein.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits. Copies of the Indenture, Declaration of Trust and Guarantee Agreement relating to the trust preferred issuance by IBERIABANK Statutory Trust VIII are attached as Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of March 28, 2008, between IBERIABANK Corporation and Wells Fargo Bank, National Association, as trustee, with respect to IBERIABANK Statutory Trust VIII.

10.1	Amended and Restated Declaration of Trust, dated as of March 28, 2008, among IBERIABANK Corporation, as sponsor, Wells Fargo Bank, National Association, as institutional trustee, and the administrators named therein, with respect to IBERIABANK Statutory Trust VIII.

10.2	Guarantee Agreement, dated as of March 28, 2008, between IBERIABANK Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to IBERIABANK Statutory Trust VIII.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: April 1, 2008	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive
Officer

EXHIBIT INDEX

Exhibit Number
4.1	Indenture, dated as of March 28, 2008, between IBERIABANK Corporation and Wells Fargo Bank, National Association, as trustee, with respect to IBERIABANK Statutory Trust VIII.

10.1	Amended and Restated Declaration of Trust, dated as of March 28, 2008, among IBERIABANK Corporation, as sponsor, Wells Fargo Bank, National Association, as institutional trustee, and the administrators named therein, with respect to IBERIABANK Statutory Trust VIII.

10.2	Guarantee Agreement, dated as of March 28, 2008, between IBERIABANK Corporation, as guarantor, and Wells Fargo Bank, National Association, as trustee, with respect to IBERIABANK Statutory Trust VIII.